SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EMAGIN CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

You May Vote Your Proxy When You View The
eMAGIN	Material On The Internet. You Will Be Asked
CORPORATION	To Follow The Prompts To Vote Your Shares.
c/o Continental Proxy Services – 8th Floor
17 Battery Place, New York NY 10004–1123

eMAGIN
CORPORATION
2070 Route 52, Hopewell Junction, NY 12533

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
to be held on
June 4, 2015

*Shareholders are cordially invited to attend the Annual Meeting and vote in person.
At the meeting, you will need to request a ballot to vote your shares.

Dear Shareholder,

The 2015 Annual Meeting of Shareholders of eMagin Corporation will be held at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, NY 10006, on Thursday, June 4, 2015, at 10:00 AM Eastern Daylight Time.

Proposals to be considered at the Annual Meeting:

(1)	To consider and act upon a proposal to elect to the Company’s Board of Directors the seven persons nominated by the Board of Directors;

(2)	To ratify McGladrey LLP as the Company’s independent auditors for the 2015 fiscal year;

(3)	To recommend, by a non-binding advisory vote, the approval of the compensation disclosed in the Proxy Statement of the Company’s named executive officers; who are named in the Summary Compensation Table; and

(4)	To address such other matters as may properly come before the 2015 Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposals 2 and 3.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.	Vote Your Proxy on the Internet:
Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

COMPANY ID:

PROXY NUMBER:
The Proxy Materials are available for review at:
http://www.cstproxy.com/emagin/2015	ACCOUNT NUMBER:

eMAGIN CORPORATION

2070 Route 52, Hopewell Junction, NY 12533

Important Notice Regarding the Availability Of Proxy Materials For the 2015 Annual Meeting of Shareholders to Be Held On June 4, 2015

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/emagin/2015

-	the Company’s Annual Report for the year ended December 31, 2014.
-	the Company’s 2015 Proxy Statement.
-	the Company’s Proxy Card.
-	any amendments to the foregoing materials that are required to be furnished to shareholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 23, 2015 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID., proxy number, and account number.
REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690,
or
By logging on to http://www.cstproxy.com/emagin/2015
or
By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.